Exhibit 10.18

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of May 4, 2018 (this “Amendment”), is made by and between TPG RE FINANCE 20, LTD., an exempted company incorporated in the Cayman Islands with limited liability (“Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement (as defined below).

RECITALS

WHEREAS, Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of September 29, 2017 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”); and

WHEREAS, the parties hereto have agreed, subject to the terms and conditions hereof, that the Credit Agreement shall be amended as set forth in this Amendment; and TPG RE Finance Trust Holdco, LLC (“Guarantor”) has agreed, subject to the terms and conditions hereof, to make the acknowledgements set forth herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.Credit Agreement Amendments.  The Credit Agreement is hereby amended as follows:

(a)Section 7.01(a).  Clause (a) of Section 7.01 of the Credit Agreement is hereby amended to delete the following parenthetical appearing therein: “(or, if earlier, 15 days after the date required to be filed with the SEC (without giving effect to any extension permitted by the SEC)).”

(b)Section 7.01(b).  Clause (b) of Section 7.01 of the Credit Agreement is hereby amended to delete the following parenthetical appearing therein: “(or, if earlier, 5 days after the date required to be filed with the SEC (without giving effect to any extension permitted by the SEC)).”

(c)Definition of Indebtedness. Clause (b) of the definition of “Indebtedness” is hereby deleted in its entirety and replaced with the following:

(b)obligations of such Person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within ninety (90) days of the date the respective goods are delivered or the respective services are rendered;

(d)Definition of Holdco Guaranty. The definition of “Holdco Guaranty” is hereby deleted in its entirety and replaced with the following:

“Holdco Guaranty” means the Amended and Restated Guaranty, dated as of May 4, 2018, made by Holdco in favor of the Administrative Agent and the Lenders (as may be amended, restated, supplemented or otherwise modified from time to time.

Section 2.Conditions Precedent.  This Amendment shall become effective on the date hereof provided that this Amendment is duly executed and delivered by Borrower, the Administrative Agent and the Required Lenders.

Section 3.Representations and Warranties.  On and as of the date first above written, Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) it is in compliance with all the terms and provisions set forth in the Credit Agreement on its part to be observed or performed, (b) no Default or Event of Default under the Credit Agreement has occurred and is continuing, and (c) the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all respects as though made on such date (except for any such representation or warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all respects as of such other date).

Section 4.Acknowledgments of Guarantor.  Guarantor hereby acknowledges the execution and delivery of this Amendment by the parties hereto and agrees that it continues to be bound by that certain Guaranty Agreement, dated as of September 29, 2017 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty Agreement”), made by Guarantor in favor of Lender, notwithstanding the execution and delivery of this Amendment and the impact of the changes set forth herein and therein.

Section 5.Limited Effect.  Except as expressly amended and modified by this Amendment, the Credit Agreement and each of the other Loan Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the date hereof, (a) all references in the Credit Agreement to the “Loan Documents” shall be deemed to include, in any event, this Amendment, and (b) each reference to the “Credit Agreement” in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended hereby.

Section 6.Counterparts.  This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (.PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

Section 7.Costs and Expenses.  Borrower acknowledges and agrees that its payment obligations set forth in Section 11.04 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other documentation contemplated hereby (whether or not this Amendment becomes effective or the transactions contemplated hereby are consummated and whether or not a Default or Event of Default has occurred or is continuing).

Section 8.Miscellaneous.  This Amendment is a Loan Document.  Neither this Amendment, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.  If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.  Section headings in this Amendment are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

Section 9.Successors and Assigns.  The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 10.GOVERNING LAW, ET. Al.  THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).   The provisions of clauses (b), (c) and (d) of Section 11.14 and Section 11.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to those terms.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

LENDER:

BANK OF AMERICA, N.A., a national banking association, as Administrative Agent and as a Lender

By:	/s/ Stephanie Mack
Name: Stephanie Mack
Title: Vice President

[Signature Page to Amendment to Credit Agreement – TRT-BAML]

BORROWER:

TPG RE FINANCE 20, LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands

By:	/s/ Matthew J. Coleman
Name: Matthew J. Coleman
Title: Vice President

Acknowledged:

TPG RE FINANCE TRUST HOLDCO, LLC, a Delaware limited liability company

By:	/s/ Matthew J. Coleman
Name: Matthew J. Coleman
Title: Vice President